UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 12, 2010 (December 2, 2009)

Education Realty Trust, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-32417	20-1352180
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

530 Oak Court Drive, Suite 300 Memphis, Tennessee	38117
(Address of Principal Executive Offices)	(Zip Code)

901-259-2500

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On December 8, 2009, Education Realty Trust, Inc. (the “Company”) filed a Current Report on Form 8-K announcing, among other things, the appointment of Randall L. Churchey as the Company’s President and Chief Executive Officer effective as of January 1, 2010 (“Current Report”). In compliance with Instruction 2 of Form 8-K, the Company hereby amends Item 5.02 of the Company’s Current Report for the purpose of disclosing the final terms of Mr. Churchey’s employment arrangements and disclosing the election of Mr. Churchey as a director of the Company.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Executive Employment Agreement

On January 12, 2010, the Compensation Committee (the “Committee”) of the Company’s Board of Directors (the “Board”) approved the final terms and conditions of the Executive Employment Agreement for Mr. Churchey (the “Employment Agreement”), which is effective as of January 1, 2010 (the “Effective Date”). The Employment Agreement is substantially similar to the amended and restated executive employment agreements between the Company and each of its other executive officers dated October 29, 2008.

The Employment Agreement has a rolling three-year term (the “Employment Period”) with an initial base salary of $400,000 (to be adjusted annually thereafter at the discretion of the Committee based on the performance of Mr. Churchey and the Company).  Pursuant to the Employment Agreement, Mr. Churchey will be eligible to receive an annual bonus targeted at one hundred percent (100%) of his base salary if he meets certain performance criteria established from year to year by the Committee, except that during the first year of the Employment Period, Mr. Churchey will receive a minimum guaranteed bonus of $200,000.  Mr. Churchey is also eligible to participate in other compensatory and benefit plans available to all employees.

The Employment Agreement provides that, if Mr. Churchey’s employment is terminated:

•
by the Company without “Cause” or by Mr. Churchey for “Good Reason” (each as defined in the Employment Agreement), then the Company shall pay Mr. Churchey: (i) a separation payment equal to the sum of 3.0x Mr. Churchey’s (A) then current base salary and (B) annual bonus, with such separation payment being payable over a period of thirty-six months; (ii) all accrued but unpaid wages through the termination date; (iii) all earned and accrued but unpaid bonuses; (iv) all approved, but unreimbursed, business expenses; and (v) any COBRA continuation coverage premiums required for the coverage of the executive (and his eligible dependents) under the Company’s major medical group health plan for a period of up to eighteen (18) months;

•
due to Mr. Churchey’s death or “Disability” (as defined in the Employment Agreement), then the Company shall pay Mr. Churchey: (i) all accrued but unpaid wages, based on his then current base salary, through the termination date; (ii) all approved, but unreimbursed, business expenses; (iii) all earned and accrued but unpaid bonuses prorated to the date of his death or Disability; and (iv) any COBRA continuation coverage premiums required for the executive (or his eligible dependents) under the Company’s major medical group health plan, generally for a period of up to eighteen months; or

•
without “Cause” or for “Good Reason” within one (1) year following a “Change of Control” (each as defined in the Employment Agreement), then the Company will pay Mr. Churchey: (i) all accrued but unpaid wages through the termination date; (ii) a separation payment equal to 2.99x the sum of (A) executive’s then current base salary, and (B) average bonus, to be paid on the sixtieth (60th) day following the termination date; (iii) all earned and accrued but unpaid bonuses; (iv) all approved, but unreimbursed, business expenses; and (v) any COBRA continuation coverage premiums required for the coverage of the executive (and his eligible dependents) under the Company’s major medical group health plan for a period of up to eighteen (18) months.

In addition, the Employment Agreement contains certain provisions that require Mr. Churchey to comply with restrictions on competition with the Company and on solicitation of the Company’s customers and employees for a period of three years following his termination.

The foregoing description of the Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Employment Agreement, a copy of which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and which is incorporated herein by reference.

Inducement Award

As an inducement to enter into the Employment Agreement and in accordance with the exemptions provided in Section 303A.08 of the New York Stock Exchange Listed Company Manual, the Compensation Committee approved a grant to Mr. Churchey of 50,000 shares of restricted common stock (the “Inducement Award”).  The restrictions on the shares subject to the Inducement Award will lapse ratably over 5 years, so long as Mr. Churchey remains employed by the Company. The Inducement Award will be granted outside of the Company’s current equity incentive plan, the 2004 Incentive Plan, as an “inducement award” pursuant to Section 303A.08 of the New York Stock Exchange Listed Company Manual.  The foregoing description of the Inducement Award does not purport to be complete and is qualified in its entirety by reference to the full text of the Inducement Award, a copy of which is filed herewith as Exhibit 10.2 to this Current Report on Form 8-K and which is incorporated herein by reference.

Election as Director

On January 12, 2010, the Board increased the size of its membership from five to six members and elected Mr. Churchey to fill the vacancy created and to serve as a director, effective immediately, until the Company’s 2010 Annual Meeting of Stockholders and until his successor is duly elected and qualified. Mr. Churchey was elected pursuant to the Amended and Restated Bylaws of the Company which provide that the Board has the sole authority to fill any vacancy on the Board. Mr. Churchey will not serve on any committees of the Board.  As an employee of the Company, Mr. Churchey will not receive any compensation for his services as a member of the Board.

Indemnification Agreement

In connection with the execution of the Employment Agreement and Mr. Churchey’s election to the Board, the Company also entered into an Indemnification Agreement with Mr. Churchey which is effective as of the Effective Date (the “Indemnification Agreement”).  Pursuant to the terms of the Indemnification Agreement, the Company is required to indemnify and advance expenses to Mr. Churchey to the fullest extent permitted by Maryland law if he is or is threatened to be made a party to a proceeding by reason of his status as an officer or director of the Company. The foregoing description of the Indemnification Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Indemnification Agreement, a copy of which was filed as Exhibit 10.4 to the Company’s Registration Statement on Form S-11 (File No. 333-119264) on November 4, 2004 and which is incorporated herein by reference.

Item 7.01        Regulation FD Disclosure

On January 12, 2010, the Company issued a press release announcing the final terms of Mr. Churchey’s employment arrangements and his election to the Board. A copy of the press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description
10.1	Executive Employment Agreement between Education Realty Trust, Inc. and Randall L. Churchey
10.2	Inducement Award Agreement between Education Realty Trust, Inc. and Randall L. Churchey
99.1	Press Release dated January 12, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDUCATION REALTY TRUST, INC.

Date: January 12, 2010	By:	/s/ Paul O. Bower
Paul O. Bower Chairman of the Board of Directors

INDEX TO EXHIBITS

Exhibit No.	Description
10.1	Executive Employment Agreement between Education Realty Trust, Inc. and Randall L. Churchey
10.2	Inducement Award Agreement between Education Realty Trust, Inc. and Randall L. Churchey
99.1	Press Release dated January 12, 2010